Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ George Brokaw
George Brokaw

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ John A. Brussa
John A. Brussa

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ Ronald A. McIntosh
Ronald A. McIntosh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ John D. Hawkins
John D. Hawkins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ William C. Oehmig
William C. Oehmig

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ Richard D. Paterson
Richard D. Paterson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ Allen Sello
Allen Sello

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ Peter W. Tomsett
Peter W. Tomsett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of North American Energy Partners Inc., a Canadian federal corporation (the “Corporation”), hereby constitutes and appoints Douglas A. Wilkes and Rodney J. Ruston, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file (i) with the Securities and Exchange Commission a registration statement on Form F-1 (or other appropriate form) and (ii) to the extent permitted by applicable law, any documents, applications, certificates, undertakings and writings in connection with the public offering of common shares in the capital of the Corporation in Canada, in each case for the purpose of registering the public offering of common shares of the Corporation, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of June, 2007.

/s/ K. Rick Turner
K. Rick Turner